UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 15, 2011
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-54138	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 — REGULATION FD
Item 7.01. Regulation FD Disclosure.
     A senior executive of Visteon Corporation (the “Company”) is expected to make a presentation on June 15, 2011 to investors and security analysts at Deutsche Bank’s 2011 Global Industrials and Basic Materials Conference in Chicago, Illinois, which will include a discussion of the Company’s products, strategy and profile. In connection with such presentation, the Company is making available the presentation slides attached hereto as Exhibit 99.1, which are incorporated herein by reference.
     The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Presentation slides from the Company’s presentation at Deutsche Bank’s 2011 Global Industrials and Basic Materials Conference to be held on June 15, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: June 15, 2011	By:	/s/ William G. Quigley III
William G. Quigley III
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Presentation slides from Visteon Corporation’s presentation at Deutsche Bank’s 2011 Global Industrials and Basic Materials Conference to be held on June 15, 2011.